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                                                                   EXHIBIT 10.56


                        AMENDMENT TO CONSULTING AGREEMENT
                                     BETWEEN
       AMERICAN COIN MERCHANDISING, INC., D/B/A SUGARLOAF CREATIONS, INC.
                                       AND
                                JOHN A. SULLIVAN


THIS AMENDMENT TO THE CONSULTING AGREEMENT (the "Amendment") is entered into as of July 31, 2001 ("Amendment Effective Date"), between AMERICAN COIN MERCHANDISING, INC., d/b/a SUGARLOAF CREATIONS, INC. (hereinafter called "Employer") and John A. Sullivan (hereinafter called "Consultant"), and amends that consulting agreement entered into by the parties as of December 1, 2000 ("Original Agreement").

PRELIMINARY STATEMENT

The parties, for their mutual benefit, now wish to amend the Original Agreement. Capitalized terms herein used which are not herein defined shall have the respective meanings ascribed to them in the Original Agreement. All references to the term "Agreement" in the Original Agreement shall be deemed to include all of the terms and conditions of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1. AMENDMENT. The parties agree to the following amendments to the Original Agreement:

          a. Section 6(d)(iv) ((d)(iv) of Confidential Information and Noncompetition) of the Original Agreement is hereby deleted and replaced in its entirety by the following:

                  "(i) Directly or indirectly disclose to any other person, entity, partnership, or corporation the names of past or present customers of Employer, or of any related company. The parties agree that the names of these customers are confidential and proprietary and constitute trade secrets of Employer within the meaning of C.R.S. Section 8-2-113(2)(b) and C.R.S. Section 7-74-102(4)."

2. COUNTERPARTS. This Amendment may be executed in counterparts, and by each party wherever such party is located, and delivered by facsimile telephonic transmission, and such execution and delivery shall be legally binding on the parties to the same extent as if original signatures in ink were delivered in person.

3. NO OTHER AMENDMENTS. Except as herein set forth, the Original Agreement has not been modified and, as amended by this Amendment, remains of full force and effect. To the extent there are any inconsistencies or ambiguities between the specific subject matter of this Amendment and the Original Agreement, the terms of this Amendment shall supersede the Original Agreement.


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IN WITNESS OF THIS AMENDMENT WHEREOF, the parties have executed this Amendment as of the day and year first above written.




EMPLOYER:                                    AMERICAN COIN MERCHANDISING, INC.,
                                             d/b/a SUGARLOAF CREATIONS, INC.


                                             By: /s/ Randall J. Fagundo
                                                --------------------------------
                                                Randall J. Fagundo
                                                Its: President and Chief
                                                Executive Officer


CONSULTANT:                                     /s/ John A. Sullivan
                                                --------------------------------
                                                John A. Sullivan


                                             Address: 5660 Central Avenue
                                                      Boulder, CO 80301






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